UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 10, 2005


                          PLAYLOGIC ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)

   Delaware                        0-49649                    23-3083371
----------------------------- -------------------   --------------------------
(State or other jurisdiction (Commission File      (I.R.S. Employer
of incorporation                     Number)        Identification  Number)
or organization
            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
-------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


     Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountants

     On August 10, 2005, Playlogic Entertainment Inc.'s (the "Company") Board of Directors and Senior Management authorized the engagement of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company's new independent auditors. The Company did not consult with SWHCPA at any time prior to the August 10, 2005 appointment, including the Company's two most recent fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods through the date of this Report, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.



                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              PLAYLOGIC ENTERTAINMENT, INC.



                              By:   /s/ WILLEM M. SMIT
                                    Name: Willem M. Smit
                                    Title: President and Chief Executive Officer




Date:  August 12, 2005